As filed with the Securities and Exchange Commission on April 15, 2024

Securities Act File No. 333-277213
Investment Company Act File No. 811-08476

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-2

(Check Appropriate Box or Boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

and/or

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 38

THE GABELLI MULTIMEDIA TRUST INC.

(Registrant’s Exact Name as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422
(Address of Principal Executive Offices)

(800) 422-3554

(Registrant’s Telephone Number, including Area Code)

John C. Ball

The Gabelli Multimedia Trust Inc.

One Corporate Center

Rye, New York 10580-1422

(914) 921-5100
(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq. The Gabelli Multimedia Trust Inc. One Corporate Center Rye, New York 10580-1422 (914) 921-5100	Kenneth E. Burdon, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts 02116 (617) 573-4800

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

Preliminary Prospectus dated April 15, 2024

BASE PROSPECTUS

dated       , 2024

$400,000,000
THE GABELLI MULTIMEDIA TRUST INC.

Common Stock
Preferred Stock
Subscription Rights to Purchase Common Stock
Subscription Rights to Purchase Preferred Stock

Investment Objectives. The Gabelli Multimedia Trust Inc. (the “Fund”) is registered as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains stockholder approval to operate as a non-diversified fund. The Fund’s primary investment objective is long-term growth of capital, primarily through investment in a portfolio of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing, and entertainment industries. Income is a secondary objective of the Fund. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). A company will be considered to be in these industries if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or multimedia related activities. The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy. The Fund was organized as a Maryland corporation on March 31, 1994 and commenced its investment operations on November 15, 1994. An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund’s objectives will be achieved.

We may offer, from time to time, in one or more offerings, our common stock or preferred stock, each having a par value of $0.001 per share, or our subscription rights to purchase our common stock or preferred stock. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.

Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares.

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “GGT.” Our Series C Auction Rate Cumulative Preferred Stock (“Series C Auction Rate Preferred”) is not listed on a stock exchange. Our 5.125% Series E Cumulative Preferred Stock (“Series E Preferred”) and 5.125% Series G Cumulative Preferred Stock (“Series G Preferred”) are listed on the NYSE under the symbols “GGT PrE” and “GGT PrG” respectively (and together with the Series C Auction Rate Preferred, “Preferred Stock”). On April 10, 2024, the last reported sale price of our common stock was $5.53. The net asset value of the Fund’s common stock at the close of business on April 10, 2024 was $3.46 per share. Shares of closed-end funds could trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 12 and “Additional Fund Information—Risk Factors and Special Considerations” in the Fund’s Annual Report for factors that should be considered before investing in shares of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

These securities have not been approved or disapproved by any securities regulatory authority in Canada. This offering will not be made in any province in Canada where it is not permitted by law.

This Prospectus may not be used to consummate sales of shares by us through agents, underwriters, or dealers unless accompanied by a Prospectus Supplement.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information (the “SAI”), dated       , 2024 containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Fund’s Annual and Semiannual Reports, the SAI, the table of contents of which is on page 44 of this Prospectus, request other information about us, and make stockholder inquiries by calling (800) GABELLI (422-3554), or by writing to the Fund. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). Our annual and semiannual reports are also available on our website (www.gabelli.com). The Statement of Additional Information is only updated in connection with an offering and is therefore not available on the Fund’s website. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus.

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.

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Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained or incorporated by reference in this prospectus (this “Prospectus”), including the sections titled “Risk Factors and Special Considerations” beginning on page 12 and in the Annual Report, the applicable Prospectus Supplement and the Statement of Additional Information, dated       , 2024 (the “SAI”).

The Fund

The Gabelli Multimedia Trust Inc. is registered as a non-diversified, closed-end management investment company organized as a Maryland corporation on March 31, 1994. Throughout this Prospectus, we refer to The Gabelli Multimedia Trust Inc. as the “Fund,” or as “we.” Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains stockholder approval to operate as a non-diversified fund. See “The Fund.”

The Offering

We may offer, from time to time, in one or more offerings, our common or preferred stock, $0.001 par value per share. The shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). We may also offer subscription rights to purchase our common or preferred stock. The offering price per share of our common stock will not be less than the net asset value per share of our common stock at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value. See “Rights Offerings.” You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters, or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters, or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares.

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “GGT.” Our Series C Auction Rate Cumulative Preferred Stock (“Series C Auction Rate Preferred”) is not listed on a stock exchange. Our 5.125% Series E Cumulative Preferred Stock (“Series E Preferred”) and 5.125% Series G Cumulative Preferred Stock (“Series G Preferred”) are listed on the NYSE under the symbols “GGT PrE” and “GGT PrG” respectively (and together with the Series C Auction Rate Preferred, “Preferred Stock”). The Series C Auction Rate Preferred, the Series E Preferred and the Series G Preferred have the same seniority with respect to distributions and liquidation preference. On April 10, 2024, the last reported sale price of our common stock was $5.53. The net asset value of the Fund’s common stock at the close of business on April 10, 2024, was $3.46 per share. As of April 10, 2024, the Fund had outstanding 28,170,533 shares of common stock; 10 shares of Series C Auction Rate Preferred, 1,678,698 shares of Series E Preferred and 1,385,949 shares of Series G Preferred.

Investment Objectives and Policies

The Fund’s primary investment objective is long-term growth of capital, primarily through investment in a portfolio of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing, and entertainment industries. Income is a secondary objective of the Fund. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund’s policy of concentration in companies in the telecommunications, media, publishing, and entertainment industries is also a fundamental policy of the Fund. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The Fund may invest in companies of any size market capitalization. The Fund may also invest, without limitation, in foreign securities. The Fund may also invest in securities of companies located in emerging markets.

A company will be considered to be in these industries if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or multimedia related activities. The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

No assurance can be given that the Fund’s investment objectives will be achieved. See “Investment Objectives and Policies” in the Prospectus.

Common Stock

Currently, 196,750,000 shares of the Fund’s capital stock, which includes the common stock being registered with this registration statement, have been classified by the Board of Directors of the Fund (the “Board”) or any duly authorized committee thereof as common stock, par value $0.001 per share. Holders of the common stock are entitled to one vote per share held. Holders of the common stock are entitled to share equally in distributions authorized by the Fund’s Board payable to the holders of such shares and in the net assets of the Fund available on liquidation for distribution to holders of such shares. The shares of common stock have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. In the event of liquidation, each share of Fund common stock is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred stock ranking senior to the shares of common stock of the Fund. As of April 10, 2024, the net assets of the Fund attributable to its shares of common stock were $97,416,270. As of April 10, 2024, 28,170,533 shares of common stock of the Fund were outstanding.

Preferred Stock

On December 18, 2019, the Fund completed the placement of $50,000,000 of the Series G Preferred and on September 26, 2017, the Fund completed the placement of $50,000,000 of the Series E Preferred. On March 31, 2003, the Fund completed the placement of $25 million of Series C Auction Rate Preferred. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the articles supplementary classifying and designating the series of Preferred Stock (the “Articles Supplementary”) to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Stock. For the Series C Auction Rate Preferred, the redemption price is $25,000 per share plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the redemption date. For the Series E Preferred, the redemption price is $25 per share plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the redemption date. For the Series G Preferred, the redemption price is $25 per share plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the redemption date. Dividend rates for the Series C Auction Rate Preferred are cumulative at a rate that may be reset every seven days based on the results of an auction, or not in excess of a maximum rate. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred stockholders would come from the common stockholders’ capital. Such distributions reduce the net assets attributable to common stockholders since the liquidation value of the preferred stockholders is constant.

As of April 10, 2024, the Fund had 10 shares of Series C Auction Rate Preferred outstanding, 1,678,698 shares of Series E Preferred outstanding and 1,385,949 shares of Series G Preferred outstanding.

The Fund may issue additional series of preferred stock to leverage its investments. If the Fund’s Board (each member of the Board individually, a “Director”) determines that it may be advantageous to the holders of the Fund’s common stock for the Fund to utilize such leverage, the Fund may issue additional series of preferred stock. Any preferred stock issued by the Fund will pay distributions either at a fixed rate or at rates that will be reset frequently based on short-term interest rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common stock than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk” in the Annual Report. The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund complies with Rule 18f-4 under the 1940 Act.

Dividends and Distributions

Preferred Stock Distributions. In accordance with the 1940 Act, all preferred stock of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred stock of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred stock of the Fund, any distributions on such preferred stock will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date.

In the event that for any calendar year the total distributions on shares of the Fund’s preferred stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the stockholder’s tax basis in the shares). Stockholders should not assume that the source of a distribution from the Fund is net profit. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted tax basis in the preferred stock, thereby increasing the stockholder’s potential taxable gain or reducing the potential loss on the sale of the shares.

The distributions to the Fund’s preferred stockholders for the fiscal year ended December 31, 2023, were comprised of net investment income and return of capital. The Fund did not make return of capital distributions to preferred stockholders in 2010-2021. The Fund made return of capital distributions to preferred stockholders in 2022.

Fixed Rate Preferred Stock. Distributions on Fixed Rate Preferred Stock, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if authorized by the Board and declared by the Fund, out of funds legally available therefor.

Auction Rate Preferred Stock. The holders of Auction Rate Preferred Stock are entitled to receive cash distributions, stated at annual rates of the applicable per share liquidation preference, that vary from dividend period to dividend period. Dividend rates for the Series C Auction Rate Preferred are cumulative at a rate that may be reset every seven days based on the results of an auction, or not in excess of a maximum rate.

Common Stock Distributions. In order to allow its common stockholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. Distributions on the Fund’s common stock may contain a return of capital. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Distributions sourced from return of capital should not be considered as dividend yield or the total return from an investment in the Fund. Stockholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

For the fiscal year ended December 31, 2023, the Fund made distributions of $0.88 per share of common stock, all of which was deemed a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common stock (other than in additional stock), and from repurchasing any of its common stock or preferred stock, unless, the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred stock outstanding. In addition, in such circumstances the Fund will be prohibited from paying any sister distributions on its preferred stock unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of debt outstanding. See “Dividends and Distributions.”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objectives and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes, including the continuation of the Fund’s managed distribution policy. The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Investment Adviser’s investment style or changes in market conditions may cause the investment period to extend as long as six months. The Fund may also use net proceeds to redeem existing series of Preferred Stock. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments. See “Use of Proceeds.”

Exchange Listing

The Fund’s common stock is listed on the NYSE, under the trading or “ticker” symbol “GGT.” Currently, the Series E Preferred and Series G Preferred are listed on the NYSE under the symbol “GGT PrE” and “GGT PrG” respectively. The Series C Auction Rate Preferred is not listed on a stock exchange. Any additional series of fixed rate preferred stock would also likely be listed on a stock exchange. See “Description of Capital Stock.”

Market Price of Shares

Shares of common stock of closed-end investment companies often trade on an exchange at prices lower than their net asset value. Shares of common stock of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common stock will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common stock may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors. See “Risk Factors and Special Considerations,” “Description of Capital Stock,” “Repurchase of Common Stock” and “Additional Fund Information—Risk Factors and Special Considerations” in the Annual Report.

The common stock is designed primarily for long term investors, and you should not purchase shares of common stock of the Fund if you intend to sell them shortly after purchase.

Fixed rate preferred stock may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

Risk Factors and Special Considerations

Risk is inherent in all investing and you could lose all or any portion of the amount you invest in our securities. Therefore, before investing in our securities, you should consider the risks described in this Prospectus, the Fund’s Annual Report and any Prospectus Supplement carefully. The following is only a summary of certain risks of investing in the Fund described in more detail in the Fund’s Annual Report and elsewhere in this Prospectus and any applicable Prospectus Supplement. Before you invest, you should read the full summary of the risks of investing in the Fund, beginning on page 12 of this Prospectus under the heading “Risk Factors and Special Considerations,” in any accompanying Prospectus Supplement, and under the heading “Additional Fund Information—Risk Factors and Special Considerations” in the Annual Report.

Risks related to the Fund’s portfolio investments include risks related to:

●	the Fund’s concentration in the telecommunications, media, publishing, and entertainment industries;

●	investing in securities of foreign and emerging market issuers;

●	investing in equity securities, convertible securities, and non-investment grade securities (commonly known as “high-yield securities” or “junk bonds”);

●	lending of portfolio securities;

●	use of financial leverage; and

●	derivative transactions.

Special risks to investors in the Fund’s common stock include risks relating to the Fund’s common stock distribution policy, dividends and use of leverage, the common stock’s market price and liquidity, dilution and portfolio turnover.

Special risks to investors in the Fund’s preferred stock include risks relating to the preferred stock’s market price and liquidity, distributions on the preferred stock, redemption, reinvestment and subordination.

Special risks to holders of the Fund’s subscription rights include risks relating to dilution, market price for subscription rights and the value of the rights.

Other general risks include risks related to:

●	the Fund’s long term investment horizon, management and dependence on key personnel;

●	market risks, market disruptions and geopolitical events, economic events and market events, government intervention in the financial markets, and inflation;

●	the anti-takeover provisions in the Fund’s Governing Documents; and

●	the Fund’s status as a RIC for U.S. federal income tax purposes.

Management and Fees

Gabelli Funds, LLC serves as the Fund’s investment adviser. The Investment Adviser’s fee is computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred stock. The fee paid by the Fund may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series C Auction Rate Preferred Stock during the fiscal year if the total return of the net asset value of the common stock of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of the Series C Auction Rate Preferred Stock for the period. In other words, if the effective cost of the leverage for the Series C Auction Rate Preferred Stock exceeds the total return (based on net asset value) on the Fund’s common stock, the Investment Adviser will reduce that portion of its management fee on the incremental assets attributable to the Series C Auction Rate Preferred Stock to mitigate the negative impact of that leverage on the common stockholder’s total return. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Series C Auction Rate Cumulative Preferred Stock is outstanding. This fee waiver does not apply to any other series of preferred stock. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time. The Fund’s total return on the net asset value of the common stock is monitored on a monthly basis to assess whether the total return on the net asset value of the common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period.

The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. See “Management of the Fund.”

For the year ended December 31, 2023, the Fund’s total return on the net asset value of the common stock exceeded the stated dividend rate of the outstanding Series C Auction Rate Preferred Stock. Thus, management fees with respect to these assets were earned.

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund is available in the Fund’s semiannual report to stockholders for the six months ended June 30, 2023.

Repurchase of Common Stock

The Board has authorized the Fund to repurchase shares of its common stock on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. Although the Fund’s Board has authorized such repurchases, the Fund is not required to repurchase its common stock. In total through December 31, 2023, the Fund repurchased 1,595,468 shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Stock.”

Anti-Takeover Provisions

Certain provisions of Maryland law and of the Fund’s charter (the “Charter”) and the Bylaws of the Fund, as amended from time to time (the “Bylaws” and, together with the Charter, the “Governing Documents”), may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of the three classes of Directors is elected each year, and the affirmative vote or consent of the holders of 66 2/3% of the Fund’s outstanding shares of each class (voting separately) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company.

The Fund is organized as a Maryland corporation and elected, by resolution unanimously adopted by the Board of Directors of the Fund in accordance with Section 3-702(c)(4) of the Maryland General Corporation Law (the “MGCL”), to be subject to the Maryland Control Share Acquisition Act (the “Control Share Act”). The Control Share Act only applies to acquisitions of Fund shares on or after February 16, 2023. The Control Share Act provides for a series of voting power thresholds above which shares are considered control shares. Once a threshold is reached, an acquirer has no voting rights under the Control Share Act with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by stockholders of the Fund. Approval by the stockholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. Further approval by the Fund’s stockholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares.

The foregoing is only a summary of the material terms of the Control Share Act. Stockholders should consult their own counsel with respect to the application of the Control Share Act to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions which have held that control share acquisition provisions in funds’ governing documents are not consistent with the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The overall effect of these provisions and other provisions applicable to principal stockholders of the Fund, if any, may render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder. These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their stock at a premium to the prevailing market price. See “Certain Provisions of the Fund’s Governing Documents and Maryland Law.”

Custodian

State Street Bank and Trust Company (the “Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Transfer Agent, Auction Agent, and Dividend Disbursing Agent

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan (the “Plan”), and as transfer agent and registrar with respect to the common stock of the Fund. Computershare also serves as the transfer agent, registrar, dividend paying agent, and redemption agent with respect to the Series E Preferred and Series G Preferred.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent, and redemption agent with respect to the Series C Auction Rate Preferred. See “Custodian, Transfer Agent, Auction Agent, and Dividend Disbursing Agent.”

Summary of Fund Expenses

The information contained under the heading “Additional Fund Information—Summary of Fund Expenses” in the Fund’s Annual Report is incorporated herein by reference.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objectives and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes, including the continuation of the Fund’s managed distribution policy. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the result in the Fund’s anticipated investment period extending to as long as six months. The Investment Adviser may also use the net proceeds to redeem existing series of Preferred Stock.

The Fund

The Fund is registered as a non-diversified, closed-end management investment company registered under the 1940 Act. Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains stockholder approval to operate as a non-diversified fund. The Fund was organized as a Maryland corporation on March 31, 1994. The Fund commenced its investment operations on November 15, 1994. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422.

Investment Objective and Policies

Investment Objectives

The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in the common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing, and entertainment industries. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund’s policy of concentration in companies in the telecommunications, media, publishing, and entertainment industries is also a fundamental policy of the Fund.

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The Fund may invest in companies of any size market capitalization. The Fund may invest, without limitation, in foreign securities. The Fund may also invest in securities of companies located in emerging markets.

A company will be considered to be in these industries if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or multimedia related activities. The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

The information contained under the heading “Additional Fund Information—Investment Objectives and Policies” in the Fund’s Annual Report is incorporated herein by reference.

Risk Factors and Special Considerations

The information contained under the heading “Additional Fund Information—Risk Factors and Special Considerations” in the Fund’s Annual Report is incorporated herein by reference.

How the Fund Manages Risk

The information contained under the heading “Additional Fund Information—How the Fund Manages Risk” in the Fund’s Annual Report is incorporated herein by reference.

Management of the Fund

The information contained under the heading “Additional Fund Information—Management of the Fund” in the Fund’s Annual Report is incorporated herein by reference.

Portfolio Transactions

Principal transactions are not entered into with affiliates of the Fund. However, G.research an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefrom. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

Dividends and Distributions

The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. Under the Fund’s current distribution policy, which may be modified at any time by its Board of Directors, the Fund intends to pay to holders of the Fund’s common stock, a minimum annual distribution of 10% of the average net asset value of the Fund within a calendar year or an amount sufficient to satisfy the minimum distribution requirements of the Code, whichever is greater. Distributions on the Fund’s common stock may contain a return of capital. The average net asset value of the Fund is based on the average net asset values as of the last day of the four preceding calendar quarters during the year. Distributions of net investment income generally are taxable to stockholders as ordinary income dividends. If, for any calendar year, the total distributions exceed net investment income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in the stock. The amount treated as a tax-free return of capital will reduce a stockholder’s tax basis in the stock, thereby increasing such stockholder’s potential taxable gain or reducing his or her potential taxable loss on the sale of the stock. The return of capital is not a dividend or capital gain and may reduce your investment in the Fund. Any amounts distributed to a stockholder in excess of the basis of the stock will be taxable to the stockholder as capital gain. The Fund distributed a return of capital in 2023. See “Taxation.”

In the event the Fund distributes amounts in excess of its net investment income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Fund, along with other registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common stock calls for periodic (e.g., quarterly or semiannually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred stock in accordance with such stock’s terms.

If the total distributions required by a periodic payment policy exceed the Fund’s net investment income and net capital gain, the excess will be treated as a return of capital. Stockholders may periodically receive the payment of cash distributions from the Fund, which may consist of either a distribution of net profits or a return of capital or a combination of the two. Stockholders should not assume that the source of a distribution from the Fund is net profit. Distributions sourced from paid-in-capital should not be considered the current yield or the total return from an investment in the Fund. If the Fund’s net investment income (including net short-term capital gains) and net long-term capital gains for any year exceed the amount required to be distributed under a periodic payment policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans

The information contained under the heading “Additional Fund Information—Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan” in the Fund’s Annual Report is incorporated herein by reference.

Description of Capital Stock

The following is a brief description of the terms of the Fund’s common stock and preferred stock. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the common stock and preferred stock, please refer to the actual terms of such series, which are set forth in the Governing Documents.

Common Stock

The Fund is currently authorized to issue two hundred million (200,000,000) shares, all of which were initially classified and designated as common stock, par value $0.001 per share. The Board has the authority to classify and reclassify any authorized but unissued shares of stock from time to time. Of the Fund’s two hundred million (200,000,000) shares initially classified and designated as common stock, 12,001,000 have been reclassified as preferred stock. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights in connection with any outstanding stock of the Fund. The common stock of the Fund is not redeemable and has no preemptive, conversion or cumulative voting rights. In addition, shares of the Fund’s common stock will, when issued, be fully paid and non-assessable. In the event of liquidation, each share of Fund common stock is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred stock ranking senior to the shares of common stock of the Fund as described below.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the corporation’s charter. Subject to certain exceptions summarized below, the charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

The common stock of the Fund is listed on the NYSE under the symbol “GGT” and began trading November 14, 1994. As of April 10, 2024, 28,170,533 shares of common stock were outstanding. The average weekly trading volume of the common stock on the NYSE during the period from January 1, 2023 through December 31, 2023, was 272,831 shares.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common stock has traded in the market at both premiums to and discounts from net asset value.

Preferred Stock

The Governing Documents provide that the Board may authorize and issue senior securities with rights as determined by the Board, by action of the Board without the approval of the holders of the common stock. Holders of common stock have no preemptive right to purchase any senior securities that might be issued. Currently, 12,001,000 shares of the Fund’s capital stock have been classified by the Board as preferred stock, par value $0.001 per share. The Fund’s Board may reclassify authorized and unissued common stock of the Fund, as preferred stock prior to the completion of any offering. The terms of each series of preferred stock may be fixed by the Board and may materially limit and/or qualify the rights of the holders of the Fund’s common stock. As of April 10, 2024, the Fund had outstanding 10 shares of preferred stock designated as Series C Auction Rate Preferred, 1,678,698 shares of preferred stock designated as Series E Preferred, and 1,385,949 shares of preferred stock designated as Series G Preferred.

Dividends on the Series C Auction Rate Preferred accumulate at a variable rate, usually set at a weekly auction. The liquidation preference of the Series C Auction Rate Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. Under limited circumstances, redemption of the Series C Auction Rate Preferred is mandatory. The Series C Auction Rate Preferred is not traded on any stock exchange.

Dividends on the Series E Preferred accumulate at an annual rate of 5.125% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26, and December 26 of each year. The Fund’s outstanding Series E Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund. Under limited circumstances, redemption by the Fund of Series E Preferred is mandatory. The Series E Preferred is listed and traded on the NYSE under the symbol “GGT PrE.”

Dividends on the Series G Preferred accumulate at an annual rate of 5.125% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26, and December 26 of each year. The Series G Preferred generally may not be called for redemption at the option of the Fund prior to December 20, 2024. Under limited circumstances, the Fund may also be required under certain circumstances to redeem Series G Preferred before or after December 20, 2024, in order to meet certain regulatory or rating agency asset coverage requirements. The Fund’s outstanding Series G Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund. The Series G Preferred is listed and traded on the NYSE under the symbol “GGT PrG.”

If the Fund issues any additional series of preferred stock, it will pay dividends to the holders at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in the Prospectus Supplement accompanying each preferred stock offering. The Board may by resolution classify or reclassify any authorized but unissued shares of stock of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption. The Fund may not issue any class of stock senior to the existing preferred stock.

Upon a liquidation, dissolution, or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of the Fund’s preferred stock will be entitled to receive out of the assets of the Fund available for distribution to stockholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common stock or any other class of capital stock of the Fund ranking junior to the preferred stock as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such stockholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of preferred stock ranks on a parity with any other series of preferred stock of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and is junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred stock carries one vote per share on all matters on which the common stock is entitled to vote and have additional voting rights pursuant to the 1940 Act and the Charter. The shares of preferred stock are fully paid, non-assessable and have no preemptive, exchange, or conversion rights.

Auction Risk. Auction rate preferred share auctions may be unable to hold successful auctions and holders of such stock may suffer reduced liquidity. If the number of auction rate preferred stock subject to bid orders by potential holders is less than the number of auction rate preferred stock subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the auction rate preferred stock for which they have submitted sell orders. At present, the maximum rate for Series C Auction Rate Preferred is currently 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Failed auctions have been an industry wide problem in the past and may occur in the future. Any current or potential holder of auction rate preferred stock faces the risk that an auction will fail and that he or she may not be able to sell his or her stock through the auction process.

Redemption, Purchase and Sale of Preferred Stock By the Fund. The terms of any preferred stock is expected to provide that (i) they are redeemable by the Fund at any time (either after the date of initial issuance, or after some period of time following initial issuance) in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase preferred stock and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by the Fund will reduce the leverage applicable to the common stock, while any resale of preferred stock by the Fund will increase that leverage.

Rating Agency Guidelines. The Fund’s preferred stock is rated by Moody’s and/or Fitch. Upon issuance, it is expected that any new series of preferred stock will be rated by Moody’s or Fitch.

The Fund is, and expects that it will be, required under the applicable rating agency guidelines to maintain assets having in the aggregate a discounted value at least equal to a Basic Maintenance Amount (as defined in the applicable Articles Supplementary and summarized below), for its outstanding preferred stock. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and Fitch guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities).

The “Basic Maintenance Amount” is generally equal to (a) the sum of (i) the aggregate liquidation preference of any preferred stock then outstanding plus (to the extent not included in the liquidation preference of such preferred stock) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred stock, (ii) the Fund’s other liabilities (excluding dividends and other distributions payable on the Fund’s common stock), (iii) with respect to auction rate preferred stock, the amount of any indebtedness or obligations of the Fund ranking senior in priority to the preferred share distributions and (iv) any other current liabilities of the Fund (including amounts due and payable by the Fund pursuant to reverse repurchase agreements and payables for assets purchased) less (b) the value of the Fund’s assets if such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of preferred stock or payment of another liability and are either U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P and are held by the Fund for distributions, the redemption or repurchase of preferred stock or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred stock at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock.

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and Fitch (or such other rating agency then rating the preferred stock at the request of the Fund). Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred stock at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by stockholders, may amend, alter, add to or repeal any provision of the Articles Supplementary adopted pursuant to rating agency guidelines if the Board determines that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the preferred stock and are in the aggregate in the best interests of the holders of the preferred stock. Additionally, the Board, without further action by the stockholders, may amend, alter, add to or repeal any provision of the Articles Supplementary adopted pursuant to rating agency guidelines if the Board determines that such amendments or modifications will not in the aggregate adversely affect the rights and preferences of the holders of any series of the preferred stock, provided that the Fund has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency’s then-current rating of such series of the Fund’s preferred stock.

As described by Moody’s and Fitch, the ratings assigned to the preferred stock are assessments of the capacity and willingness of the Fund to pay the obligations of each series of the preferred stock. The ratings on the preferred stock are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred stock will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the preferred stock, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund pays fees to Moody’s and Fitch for rating the preferred stock.

Asset Maintenance Requirements. In addition to the requirements summarized under “—Rating Agency Guidelines” above, the Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred stock. Under the 1940 Act, debt or additional preferred stock may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding.

The Fund is and likely will be required under the Articles Supplementary of each series of preferred stock to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred stock. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured by a specific time (generally within 10 business days), the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock sufficient to satisfy such asset coverage. See “—Redemption Procedures” below.

Distributions. Holders of any fixed rate preferred stock are or will be entitled to receive, out of funds legally available therefore, cumulative cash distributions, at an annual rate set forth in the applicable Articles Supplementary or Prospectus Supplement, payable with such frequency as set forth in the applicable Articles Supplementary or Prospectus Supplement. Such distributions accumulate from the date on which such shares are issued.

For auction rate preferred stock, each such series of preferred stock pays distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally are seven days, and the dividend periods generally begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods.”

Restrictions on Dividends and Other Distributions for the Preferred Stock. So long as any preferred stock is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common stock or in options, warrants, or rights to subscribe for or purchase common stock) in respect of the common stock or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock (except by conversion into or exchange for shares of the Fund ranking junior to the preferred stock as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

●	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred stock due on or prior to the date of such common stock dividend or distribution;

●	the Fund has redeemed the full number of shares of preferred stock to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

●	after making the distribution, the Fund meets applicable asset coverage requirements.

No full distribution will be declared or made on any series of preferred stock for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred stock of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred stock of the Fund ranking on a parity with such series of preferred stock as to the payment of distributions, any distributions being paid on the preferred stock will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred stock will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with the Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred stock in the event that:

●	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before a specified period of time, following such failure; or

●	the Fund fails to maintain the asset coverage requirements as calculated in accordance with any applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before a specified period of time after such valuation date.

The redemption price for preferred stock subject to mandatory redemption will generally be the liquidation preference, as stated in the Articles Supplementary of each existing series of preferred stock or the Prospectus Supplement accompanying the issuance of any series of preferred stock, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus any applicable redemption premium determined by the Board and included in the Articles Supplementary.

The number of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred stock, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred stock. In the event that preferred stock is redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred stock so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 210% asset coverage) or some other amount specified in the Articles Supplementary. In the event that preferred stock is redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred stock so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage) or some other amount specified in the Articles Supplementary.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred stock are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act, and applicable law, will select the one or more series of preferred from which shares will be redeemed and the amount of preferred to be redeemed from each such series. If fewer than all shares of a series of preferred are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption. Fixed rate preferred stock is not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a RIC under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such fixed rate preferred stock in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Articles Supplementary. Auction rate preferred stock may be redeemed at any time by the Fund in whole or in part out of funds legally available therefor at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Articles Supplementary. Redemptions of preferred stock are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents, the 1940 Act and applicable law.

Redemption Procedures. If the Fund determines or is required to redeem preferred stock, it will mail a notice of redemption to holders of the shares to be redeemed. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred stock to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends or distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Articles Supplementary under which the redemption is being made and (viii) in the case of an optional redemption, any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The redemption date with respect to the Series E Preferred will not be fewer than 15 days nor more than 40 days (subject to NYSE requirements) after the date of the applicable notice of redemption. The redemption date with respect to the Series G Preferred will not be fewer than 30 days nor more than 90 days (subject to NYSE requirements) after the date of the applicable notice of redemption. The redemption date with respect to auction rate preferred stock will not be fewer than 7 days nor more than 40 days after the applicable notice of redemption.

The holders of preferred stock will not have the right to redeem any of their shares at their option except to the extent specified in the Articles Supplementary.

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this Prospectus, any prospectus supplement, specified in the Fund’s Charter or resolved by the Board or as otherwise required by applicable law, holders of preferred stock shall be entitled to one vote per share held on each matter submitted to a vote of the stockholders of the Fund and will vote together with holders of common stock and of any other preferred stock then outstanding as a single class.

In connection with the election of the Fund’s Directors, holders of the outstanding shares of preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of common stock and holders of preferred stock, voting together as a single class. In addition, if: (i) at any time dividends and distributions on outstanding shares of preferred stock are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions, or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the Directors of the Fund under the 1940 Act, or the applicable Articles Supplementary creating such shares, then the number of Directors constituting the Board automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Directors will be elected by the holders of the outstanding shares of preferred stock, voting together as a single class, at a special meeting of stockholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred stockholder on like notice. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding shares of preferred stock for all past dividend periods, or the holders of other series of preferred stock are no longer entitled to elect such additional Directors, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional Directors elected by the holders of the preferred stock (but not of the Directors with respect to whose election the holders of common stock were entitled to vote or the two Directors the holders of preferred stock have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

So long as shares of preferred stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Fund’s Charter whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights, preferences or powers expressly set forth in the Charter with respect to such shares of preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund will not effect any of the actions set forth in the preceding sentence which materially adversely affect the rights, preferences, or powers expressly set forth in the Charter with respect to such shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently).

Unless a higher percentage is provided under the Charter or Maryland law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting the preferred stock. The affirmative vote of the holders of 66 2/3% of each class of the outstanding voting shares of the Fund, voting as separate classes, and the vote of a majority (as defined in the 1940 Act) of the holders of shares of preferred stock, voting as a single class, is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund’s preferred stock, voting together as a single class, will be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act (other than a conversion of the Fund from a closed-end to an open-end investment company), including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies” in this Prospectus and the SAI, “How the Fund Manages Risk—Investment Restrictions” in this Prospectus and “Investment Restrictions” in the SAI.

For purposes of this section, except as otherwise required under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of preferred stock means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Fund duly called (i) of 67% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy, or (ii) of more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of common stock, and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the stockholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody’s and/or Fitch (or such other rating agency then rating the preferred stock at the request of the Fund), as the case may be, or is in the best interest of the holders of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred stock.

The foregoing voting provisions will not apply to any series of preferred stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such stock will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred stock will have no preemptive rights or rights to cumulative voting.

Subscription Rights

General. We may issue subscription rights to holders of our (i) common stock to purchase common and/or preferred stock or (ii) preferred stock to purchase preferred stock (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common and/or preferred stock, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred stockholders, as applicable, as of the record date that we set for determining the stockholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the number of such subscription rights issued in respect of each common share;

●	the number of rights required to purchase a single preferred share;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby, Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights would be exercisable as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Certain Provisions of the Fund’s Governing Documents and Maryland Laws

The Fund presently has provisions in its Governing Documents that could have the effect of limiting:

●	the ability of other entities or persons to acquire control of the Fund’s Board;

●	the Fund’s freedom to engage in certain transactions; or

●	the ability of the Fund’s Directors or stockholders to amend the Governing Documents or effectuate changes in the Fund’s management.

These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of three years. Each year the term of one class of Directors will expire. Each Director serves until the third annual meeting following his or her election and until his or her successor is elected and qualified. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board. The affirmative vote of a majority of the votes entitled to be cast in the election of directors is required to elect a Director. A classified Board may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of Directors. A Director of the Fund may be removed only for cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund. In addition, the affirmative vote of the holders of 66 2/3% of each class of the outstanding voting shares of the Fund, voting as separate classes, is generally required to authorize any of the following transactions:

●	merger or consolidation of the Fund with or into any other entity;

●	issuance of any securities of the Fund to any person or entity for cash;

●	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets generally having an aggregate fair market value of less than $1,000,000); or

●	sale, lease, or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets generally having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain circumstances, the Board approves the transaction or when each class of voting securities of the corporation that is the other party to any of the above listed transactions is (directly or indirectly) majority owned by the Fund.

In addition to the foregoing, the Charter provides that the affirmative vote of the holders of 66 2/3% of each class of the outstanding voting shares of the Fund, voting as separate classes, is required to authorize the conversion of the Fund from a closed-end to an open-end investment company.

The Fund’s Bylaws provide that the affirmative vote of two-thirds of the entire Board of Directors shall be required to approve or declare advisable:

(1) Any amendment to the Charter to make the Fund’s common stock a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

(2) The liquidation or dissolution of the Fund and any amendment to the Charter to effect any such liquidation or dissolution; or

(3) Any merger, consolidation, share exchange, or sale or exchange of all or substantially all of the assets of the Fund that Maryland law requires be approved by the stockholders of the Fund.

Further, unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund’s preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund’s investment objectives or changing the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI.

Maryland corporations that are subject to the Securities Exchange Act of 1934 (the “1934 Act”) and have at least three outside directors, such as the Fund, may by board resolution or by provision in its charter or bylaws elect to become subject to certain corporate governance provisions set forth in the MGCL, even if such provisions are inconsistent with the corporation’s charter and bylaws. Accordingly, notwithstanding its Governing Documents, under Maryland law, the Fund’s Board may elect to:

●	self-classify;

●	require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

●	provide that the number of Directors shall be fixed by only the Board;

●	provide that Directors are subject to removal only by the vote of the stockholders entitled to cast two-thirds of the votes entitled to be cast generally in the election of Directors; and

●	vest in the Board the sole power to fill any vacancies on the Board, with any Director so elected to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.

The Governing Documents of the Fund presently: (i) provide for a classified board; (ii) require holders of not less than a majority of the votes entitled to be cast to call a special meeting of stockholders; and (iii) provide that the Board shall fix the number of Fund Directors. On November 22, 2010, in accordance with Maryland law, the Fund’s Board elected by resolution and approved Articles Supplementary to vest in the Board the sole power to fill any vacancies on the Board, with any Director so elected to serve for the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.

Under the MGCL, if the directors have been divided into classes, unless the charter provides otherwise (which the Charter does not), a director may be removed only for cause by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors. The Board could elect in the future to be subject to the provision of Maryland law that would increase the vote required to remove a Director to two-thirds of all the votes entitled to be cast.

The Fund’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations or persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the Fund’s notice of meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record at the record date for the meeting, at the time of providing notice required by the Fund’s Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that a special meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date for the meeting, at the time of providing notice required by the Fund’s Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The Fund’s Bylaws provide that special meetings of stockholders may be called by the Board of Directors and certain of the Fund’s officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

On February 16, 2023, the Fund elected, by resolution unanimously adopted by the Board of Directors of the Fund in accordance with Section 3-702(c)(4) of the MGCL, to be subject to the Maryland Control Share Acquisition Act (the “Control Share Act”), effective immediately. The Control Share Act only applies to acquisitions of Fund shares on or after February 16, 2023.

Under the MGCL, the Control Share Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

In connection with the Fund’s election to be subject to the Control Share Act, the Fund’s Board of Directors amended the Fund’s bylaws such that the Control Share Act does not apply (a) to shares of any class or series of stock of the Fund other than common stock, (b) to any acquisition by Mario J. Gabelli, or any affiliates or associates thereof, of shares of stock of the Fund or (c) to shares of stock of the Fund in a control share acquisition if, prior to the acquisition, the person obtains approval of the Board of Directors exempting the acquisition from the Control Share Act. In addition, to the extent that any provision of the Control Share Act are determined to be inconsistent with the 1940 Act, then any such provision shall not apply.

In connection with electing to be subject to the Control Share Act, the Board of Directors of the Fund determined that such election and the implementation thereof in the Fund’s bylaws as described above is in the best interests of the Fund and its stockholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the Control Share Act. Stockholders should consult their own counsel with respect to the application of the Control Share Act to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions which have held that control share acquisition provisions in funds’ governing documents are not consistent with the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The limitations of the Control Share Act described above could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund and may reduce market demand for the Fund’s common stock, which could have the effect of increasing the likelihood that the Fund’s common stock trade at a discount to net asset value and increasing the amount of any such discount.

The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions may render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

The Governing Documents of the Fund are on file with the SEC.

Closed-End Fund Structure

The Fund is registered as a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new and existing investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce a discount. In accordance with determinations made by the Board, the Fund may repurchase its common stock from time to time when it deems such a repurchase advisable. No guarantee or assurance can be made that any of these actions will be undertaken. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the stockholders of the Fund and a separate vote of any outstanding shares of preferred stock. We cannot assure you that the Fund’s common stock will not trade at a discount.

Repurchase of Common Stock

The Fund is registered as a closed-end, non-diversified, management investment company and, as such, its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. The Fund’s Board has determined that the repurchase of shares of common stock in the open market may be made, from time to time, when such shares are trading at a discount of 5% (or such other percentage as the Board may determine from time to time) or more from net asset value. Pursuant to this authorization the Fund has repurchased and retired in the open market 1,595,468 shares through December 31, 2023.

Pursuant to the 1940 Act, the Fund may repurchase its stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock), or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such repurchases of its stock regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and repurchasings in a manner and on a basis which does not discriminate unfairly against the other stockholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC. Any repurchase of common stock by the Fund will also be subject to the provisions of the Maryland General Corporation Law, which generally requires that immediately following such repurchase, (i) the total assets of the Fund must be equal to or greater than the sum of the Fund’s total liabilities plus, in certain instances, the aggregate liquidation preference of its outstanding preferred stock and (ii) the Fund must be able to pay its debts as they become due in the usual course of business.

When the Fund repurchases its shares of common stock for a price below its net asset value, the net asset value of the common stock that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding common stock will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common stock will reduce the net income of the Fund.

Rights Offering

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to purchase its common stock or preferred stock. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Net Asset Value

The information contained under the heading “Additional Fund Information—Net Asset Value” in the Fund’s Annual Report is incorporated herein by reference.

Taxation

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred stockholders. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). This discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its stockholders (including stockholders subject to special tax rules and stockholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

1.	(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

2.	(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its stockholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the stockholder’s income less the tax deemed paid by the stockholder under clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to stockholders.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders.

Taxation of Stockholders

The Fund expects to take the position that under present law any preferred stock that it issues will constitute equity rather than debt of the Fund for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that such preferred stock constitutes debt of the Fund. If that position were upheld, distributions on the Fund’s preferred stock would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund, and other adverse consequences could result for the Fund or stockholders. The following discussion and the discussion in the SAI assume that any preferred stock issued by the Fund will be treated as equity.

Distributions paid to you by the Fund from its investment company taxable income (referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate stockholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual stockholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long term capital gain of individuals is generally subject to reduced U.S. federal income tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred stock, and then to the Fund’s common shares.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Generally, after the close of its calendar year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.

Except in the case of a redemption or repurchase (the consequences of which are described in the SAI under “Taxation — Taxation of Stockholders”), the sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a stockholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

The Fund is required in certain circumstances to withhold, for U.S. backup withholding tax purposes, a portion of the taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

Custodian, Transfer Agent, Auction Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for shares of common stock of the Fund.

Computershare Trust Company, N.A. also serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series E Preferred and Series G Preferred.

The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10286, serves as the Fund’s auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C Auction Rate Preferred.

Plan of Distribution

We may sell shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our shares, any sales loads, discounts, commissions, fees, or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds, and use of proceeds and the terms of any sale.

The distribution of our shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common stock, must equal or exceed the net asset value per share, plus any underwriting commissions or discounts, on our common stock.

We may sell our shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “1933 Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our shares, underwriters or agents may receive compensation from us in the form of discounts, concessions, or commissions. Underwriters may sell our shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions, or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers, and agents that participate in the distribution of our shares may be deemed to be underwriters under the 1933 Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our shares may be deemed to be underwriting discounts and commissions under the 1933 Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting, or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within forty-five days from the date of the Prospectus Supplement, to cover any overallotments.

Under agreements into which we may enter, underwriters, dealers, and agents who participate in the distribution of our shares may be entitled to indemnification by us against certain liabilities, including liabilities under the 1933 Act. Underwriters, dealers, and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions, and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

Legal Matters

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts 02116, in connection with the offering of the Fund's securities.

Certain legal matters will be passed on by Venable LLP, Baltimore, Maryland, in connection with the offering of the Fund’s securities as Maryland counsel to the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

Additional Information

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements, and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s shares of common stock are listed on the NYSE. Reports, proxy statements, and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference.

Incorporation of Certain Information by Reference

This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

●	our annual report on Form N-CSR for the fiscal year ended December 31, 2023, filed with the SEC on March 8, 2024 (the “Annual Report”);

●	our definitive proxy statement on Schedule 14A for our 2023 annual meeting of shareholders, filed with the SEC on April 5, 2023 (the “Proxy Statement”);

●	the description of our Common Stock referenced in our Registration Statement on Form 8-A, as filed with the SEC on May 23, 1997, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby;

●	the description of our Series E Preferred Stock referenced in our Registration Statement on Form 8-A, as filed with the SEC on September 25, 2017, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the preferred stock registered hereby;

●	the description of our Series G Preferred referenced in our Registration Statement on Form 8-A, as filed with the SEC on December 20, 2019, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the preferred stock registered hereby; and

●	the report of PricewaterhouseCoopers LLP included in our annual report on Form N-CSR for the fiscal year ended December 31, 2023.

To obtain copies of these filings, see “Additional Information” in this Prospectus. We will also provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or the accompanying Prospectus Supplement. You should direct requests for documents by writing to:

The Gabelli Multimedia Trust Inc.
One Corporate Center
Rye, New York 10580-1422
(914) 921-5100

This Prospectus is also available on our website at http://www.gabelli.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and should not be considered to be part of this prospectus supplement or accompanying prospectus.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain nonpublic personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic, and procedural safeguards designed to protect the non-public personal information of its stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

Table of Contents of Statement of Additional Information

An SAI dated as of       , 2024, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

The Gabelli Multimedia Trust Inc.

Common Stock

Preferred Stock

Subscription Rights to Purchase Common Stock

Subscription Rights to Purchase Preferred Stock

PROSPECTUS

       , 2024

Subject to Completion, dated April 15, 2024

THE GABELLI MULTIMEDIA TRUST INC.

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Multimedia Trust Inc. (the “Fund”) is registered as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains stockholder approval to operate as a non-diversified fund. The Fund commenced investment operations on November 15, 1994. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated , 2024, and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s securities, and investors should obtain and read the Prospectus prior to purchasing such securities. This SAI incorporates by reference the entire Prospectus. You may request a free copy of the Prospectus by calling (800) GABELLI (422-3554) or by writing to the Fund. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated        , 2024.

- i -

THE FUND

The Fund was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company registered under the 1940 Act. Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains stockholder approval to operate as a non-diversified fund. The common stock of the Fund is listed and traded on the New York Stock Exchange (the “NYSE”) under the symbol “GGT.” Our 5.125% Series E Cumulative Preferred Stock (“Series E Preferred”) is traded on the NYSE under the symbol “GGT PrE” and our 5.125% Series G Cumulative Preferred Shares (“Series G Preferred”) is traded on the NYSE under the symbol “GGT PrG.” Our Series C Auction Rate Cumulative Preferred Stock (“Series C Auction Rate Preferred Stock,” and together with Series E Preferred and Series G Preferred, “Preferred Stock”) is not traded on a stock exchange.

INVESTMENT OBJECTIVES AND POLICIES

The information contained under the heading “Additional Fund Information—Investment Objectives and Policies” in the Fund’s Annual Report is incorporated herein by reference.

INVESTMENT RESTRICTIONS

The information contained under the heading “Additional Fund Information—Investment Restrictions” in the Fund’s Annual Report is incorporated herein by reference.

MANAGEMENT OF THE FUND

The information contained under the heading “Proposal: To Elect Four (4) Directors of the Fund—Information about the Directors and Officers” in the Fund’s Proxy Statement is incorporated herein by reference.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and Luxembourg SICAV, with combined aggregate net assets of approximately $20.3 billion as of December 31, 2023. The Investment Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GBL. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies having assets under management of approximately $10.7 billion as of December 31, 2023; Teton Advisors, Inc., and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $1.3 billion as of September 30, 2023, acts as investment adviser to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as of December 31, 2023. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc. as of December 31, 2023. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Investment Advisory Agreement

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon each the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority stockholders of the Investment Adviser or its affiliates.

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s stockholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2023, the Fund paid or accrued $45,000 to the Investment Adviser in connection with the cost of computing the Fund’s net asset value.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred stock. The fee paid by the Fund may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series C Auction Rate Preferred Stock during the fiscal year if the total return of the net asset value of the common stock of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of the Series C Auction Rate Preferred Stock for the period. In other words, if the effective cost of the leverage for the Series C Auction Rate Preferred Stock exceeds the total return (based on net asset value) on the Fund’s common stock, the Investment Adviser will reduce that portion of its management fee on the incremental assets attributable to the Series C Auction Rate Preferred Stock to mitigate the negative impact of that leverage on the common stockholder’s total return. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Series C Auction Rate Cumulative Preferred Stock is outstanding. This fee waiver does not apply to any other series of preferred stock. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time. The Fund’s total return on the net asset value of the common stock is monitored on a monthly basis to assess whether the total return on the net asset value of the common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of stockholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund’s Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board at a meeting held on April 6, 1994, and was approved most recently by the Board on May 16, 2023. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on sixty days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Fund is available in the semiannual report to stockholders for the six months ended June 30, 2023.

For the fiscal years ended December 31, 2023, 2022, and 2021, the Fund paid for advisory and administrative services rendered to the Fund, and the Investment Adviser waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement as follows:

	Fees Paid (After Waivers)	Reductions	Reimbursements
December 31, 2023	$1,946,075	None	None
December 31, 2022	$2,526,922	2,500	None
December 31, 2021	$3,316,991	None	None

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-PORT, N-CEN or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under forms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its stockholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Board. These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board; the Fund’s anticipated service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;

(4) To firms providing proxy voting and other proxy services, provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5) To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and to reporting to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

AUCTIONS FOR AUCTION RATE PREFERRED STOCK

The Fund’s Series C Auction Rate Preferred are a type of preferred stock that pays dividends that vary over time. Since February 2008, the auctions have failed and have continued to fail. “Failure” means that more shares of the preferred stock are offered for sale in the auction that there are bids to buy shares. During this period while auctions have continued to fail, holders of the Fund’s Series C Auction Rate Preferred have received dividends at a “maximum” rate determined by reference to short term rates, rather than at a price set by auction. If auctions were to resume functioning, they would operate in accordance with the procedures described below.

Summary of Auction Procedures

The following is a brief summary of the auction procedures for shares of preferred stock that are auction rate preferred stock. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund’s Charter, including the provisions of the Articles Supplementary establishing any series of auction rate preferred stock.

The auctions determine the dividend rate for auction rate preferred stock, but each dividend rate will not be higher than the maximum rate. If you own auction rate preferred stock, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your stock: sell, bid, and hold.

●	If you enter a sell order, you indicate that you want to sell auction rate preferred stock at their liquidation preference per share, no matter what the next dividend period’s rate will be.

●	If you enter a bid (or “hold at a rate”) order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred stock only if the next dividend period’s rate is less than the rate you specify.

●	If you enter a hold order you indicate that you want to continue to own auction rate preferred stock, no matter what the next dividend period’s rate will be.

You may enter different types of orders for different portions of your auction rate preferred stock. You may also enter an order to buy additional auction rate preferred stock. All orders must be for whole shares of stock. All orders you submit are irrevocable. There is a fixed number of auction rate preferred stock, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred stock and general economic conditions including current interest rates. If you own auction rate preferred stock and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred stock, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not then own auction rate preferred stock, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

Broker-dealers will submit orders from existing and potential holders of auction rate preferred stock to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to submit orders from existing or potential holders of auction rate preferred stock. A broker-dealer’s failure to submit orders for auction rate preferred stock held by it or its customers will be treated in the same manner as a holder’s failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

After each auction for the auction rate preferred stock, the auction agent will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of shares of auction rate preferred stock placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the shares of auction rate preferred stock placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

If the number of shares of auction rate preferred stock subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of shares of auction rate preferred stock subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred stock available for purchase in the auction.

If the number of auction rate preferred stock subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred stock subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred stock offered for sale than there are buyers for those shares.

If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred stock, the auction is considered an “all hold” auction and the dividend rate for the next dividend period will be the “all hold rate,” which is 80% of the “AA” Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the auction rate preferred stock.

The auction procedures include a pro rata allocation of auction rate preferred stock for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred stock in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred stock through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers’ broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this SAI, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday, or any other day on which banks in New York City are authorized or obligated by law to close.

The first auction for a series of auction rate preferred stock will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for such series auction rate preferred stock normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred stock normally will begin on the following day.

If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of auction rate preferred stock and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.6%	Bid order at 4.6% rate for all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.4%	Bid order at 4.4% rate for all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.5%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.4%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.6%

The lowest dividend rate that will result in all 1,000 shares of auction rate preferred stock continuing to be held is 4.5% (the offer by D). Therefore, the dividend rate will be 4.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Auction Rate Preferred Stock

The underwriters shall not be required to make a market in the auction rate preferred stock. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the auction rate preferred stock will develop or, if it does develop, that it will provide owners with liquidity of investment. The auction rate preferred stock will not be registered on any stock exchange. Investors who purchase auction rate preferred stock in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of the auction rate preferred stock in the auction process only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred stock in the name of a broker-dealer, a sale or transfer of your auction rate preferred stock to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer. These procedures would not limit a holder’s ability to sell its auction rate preferred stock in a secondary market transaction.

Due to recent market turmoil most auction rate preferred stock, including our Series C Auction Rate Preferred, has been unable to hold successful auctions and holders of such stock have suffered reduced liquidity. If the number of Series C Auction Rate Preferred subject to bid orders by potential holders is less than the number of Series C Auction Rate Preferred subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of Series C Auction Rate Preferred for which they have submitted sell orders. The current maximum rate is 175% of the “AA” Financial Composite Commercial Paper Rate on the date of such auction. These failed auctions have been an industry wide problem and may continue to occur in the future. Any current or potential holder of auction rate preferred stock faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her stock through the auction process.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund’s Board has determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market, and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market, and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

For the fiscal years ended December 31, 2021, 2022, and 2023 the Fund paid a total of $86,936, $92,611 and $66,847 respectively, in brokerage commissions, of which G.research and its affiliates received, $5,579, $5,215, and $5,136 respectively. The amount received by G.research and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2023 represented approximately 8% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 18% of the aggregate dollar amount of transactions by the Fund for such period.

REPURCHASE OF COMMON STOCK

The Fund is registered as a closed-end, non-diversified, management investment company and as such its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund’s common stock is trading at a discount of 5% (or such other percentage as the Board may determine from time to time) or more from net asset value. Pursuant to the 1940 Act, the Fund may repurchase its common stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Fund.

When the Fund repurchases its common stock for a price below net asset value, the net asset value of the common stock that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common stock will be affected, either positively or negatively. Shares repurchased are retired.

PORTFOLIO TURNOVER

The information contained under the heading “Additional Fund Information—Investment Objective and Policies—Portfolio Turnover” in the Fund’s Annual Report is incorporated herein by reference.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred stockholders. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Except as expressly provided otherwise, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its stockholders (including stockholders subject to special tax rules and stockholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

1.	(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

2.	(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its stockholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, generally it would be taxed on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the stockholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends may be eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case of stockholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate stockholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its stockholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to stockholders.

Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Stockholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its stockholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its stockholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, stockholders of the Fund would be required to take into account an equal an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. If the Fund makes this election, it will furnish its stockholders with a written notice after the close of the taxable year.

Taxation of Stockholders

Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual stockholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) (“capital gain distributions”), if any, are taxable to stockholders at the reduced rates applicable to long term capital gain, regardless of how long the stockholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the stockholder’s income less the tax deemed paid by the stockholder under clause (ii).

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred stock, and then to the Fund’s common stock.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends eligible for the dividends received deduction, and dividends that constitute qualified dividend income, if any, between its common stock and preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Except as discussed below in the case of a redemption or repurchase of shares, upon a sale, exchange or other disposition of shares, a stockholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a redemption or repurchase of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the distribution of cash (a) is “substantially disproportionate” with respect to the stockholder, (b) results in a “complete redemption” of the stockholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the stockholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the stockholder’s proportionate interest in the Fund and also requires the stockholder to own less than 50% of the voting power of all classes entitled to vote immediately after the redemption or repurchase. A “complete redemption” of a stockholder’s interest generally requires that all common and preferred stock of the Fund owned by such stockholder be disposed of. For a distribution to be “not essentially equivalent to a dividend” there must be a “meaningful reduction” in the stockholder’s proportionate interest in the Fund, which should result if the stockholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common and preferred stock actually owned, as well as shares considered to be owned by the stockholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the redemption or repurchase of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the transaction and the adjusted tax basis of the sold shares. If none of the tests described above are met, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the sold shares will be transferred to any remaining shares held by you in the Fund. In addition, if the redemption or repurchase of shares is treated as a “dividend” to a stockholder, a constructive dividend under certain provisions of the Code may result to a non-selling stockholder whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such transaction.

Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain distributions and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

A stockholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. A foreign investor generally will not be subject to U.S. federal income or withholding tax on any gain realized in respect of any distributions of net capital gain (including net capital gain retained by the Fund but credited to stockholders) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States, or in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a RIC’s “qualified short term gains” (generally, the excess of the RIC’s net short term capital gain over the RIC’s net long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short term gains.

Notwithstanding the foregoing, withholding is generally required at a rate of 30% on dividends in respect of the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of the Fund’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of each person (including any group) known to the Fund to be deemed the beneficial owner of more than 5% of the outstanding shares of common stock of the Fund as of March 25, 2024:

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Mario J. Gabelli and affiliates, Rye, NY 10580-1422	Common	2,566,037 (beneficial)*	9.1%
Fidelity & Guaranty Life Insurance Co., Baltimore, MD 21202	Preferred	360,482 (beneficial)	11.8%
Americo Financial Life & Annuity, Kansas City, MO 64141	Preferred	280,000 (beneficial)	9.1%

*	Comprised of 972,974 shares of Common Stock owned directly by Mario J. Gabelli; 1,141,396 shares owned by GGCP, Inc. (GGCP), of which Mr. Gabelli is the Chief Executive Officer, a director, and the controlling shareholder; 432,082 shares owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; 16,667 shares owned by Gabelli Foundation Inc.; 2,918 shares owned by Gabelli & Company Investment Advisers, Inc. (GCIA), a majority owned subsidiary of Associated Capital Group, Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.

As of March 25, 2024, the Directors and Officers of the Fund as a group, excluding Mario J. Gabelli, beneficially owned less than 1% of the outstanding shares of the Fund’s common stock and less than 1% of the outstanding shares of the Fund’s Preferred Stock.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. A copy of the Fund’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 422-3554 or on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the SEC at 202-551-8090. The Code of Ethics is also available on the EDGAR database on the SEC’s Internet web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Custodian, Transfer Agent, Auction Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plans and as transfer agent and registrar for shares of common stock of the Fund.

Computershare also serves as the transfer agent, registrar, dividend paying agent, and redemption agent with respect to the Series E Preferred and Series G Preferred.

The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10286, serves as the Fund’s auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C Auction Rate Preferred.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

Incorporation by Reference

As noted in the Prospectus, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of the Prospectus, the SAI or the Prospectus Supplement, as applicable, and later information that we file with the SEC will automatically update and supersede this information.

APPENDIX A—

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis &Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

 Appendix A-1

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

 Appendix A-2

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-	Operations

-	Proxy Department

-	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

 Appendix A-3

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How the Adviser voted for the client on item

4.	VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

 Appendix A-4

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

 Appendix A-5

Exhibit A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-	Paying greenmail

-	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications

●	Nominating committee in place

●	Number of outside directors on the board

●	Attendance at meetings

●	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-	Stock split

-	Stock option or other executive compensation plan

-	Finance growth of company/strengthen balance sheet

-	Aid in restructuring

-	improve credit rating

-	Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation

●	Management history of responsiveness to shareholders

●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.

●	Kind of stock to be awarded, to whom, when and how much.

●	Method of payment.

●	Amount of stock already authorized but not yet issued under existing stock plans.

●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

Part A

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended (the “2023 Annual Report”), together with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference to the 2023 Annual Report in Part A.

The unaudited financial statements included in the semi-annual report to the Fund’s shareholders for the six months ended June 30, 2023 (the “2023 Semi-Annual Report”) are incorporated by reference to the Fund’s 2023 Semi-Annual Report to shareholders in Part A.

Part B

None

(2)	Exhibits

(a)	(i)	Articles of Incorporation (1)

(ii)	Articles Supplementary for the 7.92% Cumulative Preferred Stock (2)

(iii)	Articles Supplementary for the Series C Auction Rate Cumulative Preferred Stock (5)

(iv)	Articles of Amendment to the Articles Supplementary Creating and Fixing the Rights of Series C Auction Rate Preferred Stock (9)

(v)	Articles Supplementary for the election of Section 3-804(c) of the Maryland General Corporation Law (9)

(vi)	Articles of Amendment to the Articles Supplementary Creating and Fixing the Rights of the Series C Auction Rate Preferred Stock (7)

(vii)	Articles Supplementary for the 5.125% Series E Cumulative Preferred Stock (13)

(viii)	Articles Supplementary for the 5.125% Series G Cumulative Preferred Stock (8)

(b)	Second Amended and Restated By-Laws of Registrant (15)

(c)	Not applicable

(d)	(i)	Specimen Stock Certificate:

(A)	7.92% Cumulative Preferred Stock (10)

(B)	Series C Auction Rate Cumulative Preferred Stock (5)

(ii)	Form of Notice of Guaranteed Delivery (14)

(iii)	Form of Subscription Certificate (14)

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (4)

(f)	Not applicable

(g)	Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (4)

(h)	(i)	Form of Underwriting Agreement (8)

(ii)	Form of Master Agreement among Underwriters (8)

(iii)	Form of Master Selected Dealers Agreement (8)

(i)	Not applicable

(j)	(i)	Custodian Contract between Registrant and State Street Bank and Trust Company (3)

(ii)	Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company (4)

(iii)	Custodian Fee Schedule between Registrant and State Street Bank and Trust Company (3)

(k)	(i)	Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare, Inc. (6)

(a)	Amendment No. 1 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (11)

(b)	Amendment No. 2 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (11)

(c)	Amendment No. 3 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (11)

(d)	Amendment No. 4 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (11)

(e)	Amendment No. 5 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (11)

(f)	Amendment No. 6 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (12)

(g)	Amendment No. 7 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (12)

(h)	Amendment No. 8 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (12)

(i)	Amendment No. 9 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (12)

(j)	Amendment No. 10 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (12)

(k)	Amendment No. 11 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(l)	Amendment No. 12 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(m)	Amendment No. 13 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(n)	Amendment No. 14 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(o)	Amendment No. 15 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(p)	Amendment No. 16 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc. (8)

(ii)	Fee and Service Schedule for Stock Transfer Services between Registrant, Computershare Trust Company, N.A. and Computershare, Inc. (6)

(iii)	Form of Auction Agency Agreement (5)

(iv)	Form of Broker-Dealer Agreement (5)

(v)	Form of DTC Agreement (5)

(iv)	Form of Information Agent Agreement (14)

(v)	Form of Subscription Agent Agreement (14)

(l)	Opinion and Consent of Local Counsel**

(m)	Not applicable

(n)	(i)	Consent of Independent Registered Public Accounting Firm**

(ii)	Powers of Attorney (15)

(o)	Not applicable

(p)	Not applicable

(q)	Not Applicable

(r)	Codes of Ethics of the Fund and the Adviser (12)

(s)	(i)	Form of Prospectus Supplement Relating to Common Stock (15)

	(ii)	Form of Prospectus Supplement Relating to Preferred Stock (15)

	(iii)	Form of Prospectus Supplement Relating to Subscription Rights to Purchase Common Stock (15)

	(iv)	Form of Prospectus Supplement Relating to Subscription Rights to Purchase Preferred Stock (15)

	(v)	Calculation of Filing Fee Table**

(1)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File Nos. 333-60407 and 811-8476, as filed with the Securities and Exchange Commission on June 20, 1995.
(2)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-60407 and 811-8476, as filed with the Securities and Exchange Commission on May 23, 1997.
(3)	Incorporated by reference from Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, File Nos. 33-60407 and 811-8476, as filed with the Securities and Exchange Commission on August 7, 1995.
(4)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-33514 and 811-8476, as filed with the Securities and Exchange Commission on June 2, 2000.
(5)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-102755 and 811-8476, as filed with the Securities and Exchange Commission on March 21, 2003.
(6)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-173800 and 811-8476, as filed with the Securities and Exchange Commission on April 29, 2011.
(7)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-195186 and 811-8476, as filed with the Securities and Exchange Commission on April 10, 2014.
(8)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-218771 and 811-8476, as filed with the Securities and Exchange Commission on December 20, 2019.
(9)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-172191 and 811-8476, as filed with the Securities and Exchange Commission on February 11, 2011.
(10)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-25487 and 811-8476, as filed with the Securities and Exchange Commission on April 18, 1997.
(11)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-195186 and 811-8476, as filed with the Securities and Exchange Commission on April 19, 2016.
(12)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-218771 and 811-8476, as filed with the Securities and Exchange Commission on August 23, 2017.
(13)	Incorporated by reference from the Registrant’s semiannual report on Form N-CSRS, File No. 811-8476. As filed with the Securities and Exchange Commission on September 4, 2020.
(14)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-218771 and 811-8476, as filed with the Securities and Exchange Commission on July 13, 2021.
(15)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File No. 333-277213 and 811-8476, as filed with the Securities and Exchange Commission on February 21, 2024.
*	To be filed by Amendment.
**	Filed herewith.

ITEM 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

ITEM 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$59,040
Accounting Fees	$125,000
New York Stock Exchange listing fee	$40,000
Printing expenses	$550,000
Legal fees	$700,000
Rating agency fees	$100,000
Miscellaneous	$215,960
Total	$1,790,000

ITEM 28. Persons Controlled by or Under Common Control with Registrant

None.

ITEM 29. Number of Holders of Securities as of March 25, 2024

Title of Class	Number of Record Holders
Common Stock	2,143
Series C Auction Rate Cumulative Preferred Stock	4
5.125% Series E Cumulative Preferred Stock	1
5.125% Series G Cumulative Preferred Stock	1

ITEM 30. Indemnification

Subject to limitations imposed by the 1940 Act, the Registrant’s charter limits the liability of the Registrant’s directors and officers to the Registrant and its stockholders to the fullest extent permitted by Maryland law. Under Maryland law, Maryland corporations may limit their directors’ and officers’ liability for money damages to the corporation and its stockholders except to the extent (i) that it is proved that a director or officer actually received an improper benefit or profit in money, property or services or (ii) that a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that such director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Registrant’s Bylaws require the indemnification of, and expenses to be advanced on behalf of, directors and officers, among others, to the fullest extent permitted by Maryland law, subject to the limitations imposed by the 1940 Act. Under Maryland law, a corporation may indemnify a present or former director or officer or any person, who while a director or officer of the corporation, serves or has served another entity as a director, officer, partner or trustee of such entity, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceedings to which they may be made, or threatened to be made, a party by reason of their service in such capacity, unless it is proved that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property, or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify present and past directors and officers who are successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against reasonable expenses (including attorneys’ fees) incurred in connection with such proceeding. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her on his or her behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. The Registrant’s Bylaws also permit the indemnification and advance of expenses to the Registrant’s employees and agents to the extent approved by the Board of Directors and permitted by Maryland law and the 1940 Act.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-37706).

ITEM 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, State Street Bank and Trust Company, 1776 Heritage Drive North Quincy Massachusetts 02171 at the offices of the Fund’s sub-administrator, BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and in part at the offices of Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

ITEM 33. Management Services

Not applicable.

ITEM 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Registrant undertakes:

(a)	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is subject to Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not Applicable.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 15th day of April, 2024.

THE GABELLI MULTIMEDIA TRUST INC.

By:	/s/ John C. Ball
John C. Ball
President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 15th day of April, 2024.

NAME	TITLE

*	Director and
Mario J. Gabelli	Chief Investment Officer

/s/ John C. Ball	President and Treasurer
John C. Ball

*	Director
Calgary Avansino

*	Director
John Birch
*	Director
Elizabeth C. Bogan

*	Director
Anthony S. Colavita

*	Director
James P. Conn

*	Director
Frank J. Fahrenkopf, Jr.

*	Director
Christopher J. Marangi

*	Director
Werner J. Roeder

*	Director
Salvatore J. Zizza

*	Director
Daniel E. Zucchi

/s/ John C. Ball	Attorney-in-Fact
John C. Ball

*	Pursuant to Powers of Attorney

EXHIBIT INDEX

(l)		Opinion and Consent of Local Counsel

(n)	(i)	Consent of Independent Registered Public Accounting Firm

(s)	(v)	Calculation of Filing Fee Table